EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

OF EASON EDUCATION KINGDOM HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Eason Education Kingdom Holdings, Inc. for the quarter ended June 30, 2017, the undersigned, Cheng Kin Ning, Kenny, President of Eason Education Kingdom Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 fairly presents, in all material respects, the financial condition and results of operations of Eason Education Kingdom Holdings, Inc.

Date: August 21, 2017	By:	/s/ Cheng Kin Ning, Kenny
Cheng Kin Ning, Kenny
Chief Financial Officer
(principal financial officer and principal accounting officer)